UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018

GRIFFON CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 1-06620

Delaware	11-1893410
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York 10019
(Address of principal executive offices, including zip code)

(212) 957-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 6, 2018, pursuant to the terms of a Transaction Agreement, dated as of November 15, 2017 (the “Transaction Agreement”), Clopay Ames True Temper Holding Corp. and Clopay Plastic Products Company, Inc. (“Clopay Plastics”), both wholly-owned subsidiaries of Griffon Corporation (“Griffon”), completed the sale of Clopay Plastics to Berry Global, Inc. (“Buyer”) for a purchase price of $475 million in cash, subject to certain post-closing adjustments as set forth in the Transaction Agreement (the “Transaction”). The book value of Clopay Plastics was approximately $312 million as of December 31, 2017 which will result in an approximate $139 million gain on sale as follows:

Purchase price	$475

Assets held for sale	378
Liabilities held for sale	(85)
Removal of third party debt	22
Accumulated other comprehensive loss	21
Book value	336

Estimated gain	$139

(note: dollars in millions)

The above gain is subject to finalization of accounts as of February 6, 2018 and any post-closing adjustments as mentioned above, and does not contemplate any tax effects of the Transaction.

Incorporation by Reference

The foregoing description of the Transaction Agreement and the Transaction has been included to provide investors and security holders with information regarding the terms of the Transaction Agreement and the Transaction. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement. A copy of the Transaction Agreement was filed as Exhibit 2.1 to Griffon’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 21, 2017 and is incorporated herein by reference.

The Transaction Agreement contains representations, warranties and covenants that the parties thereto made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Transaction Agreement between the parties thereto and may be subject to important qualifications and limitations agreed to by such parties in connection with negotiating the terms thereof. The representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in Griffon’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Item 8.01.	Other Events.

On February 7, 2018, Griffon issued a press release in which it announced that the Transaction had been consummated. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits of the proposed Transaction, the management of Griffon and Griffon’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Griffon on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Griffon nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Griffon’s control. These factors include: Griffon’s ability to achieve expected savings from cost control, integration and disposal initiatives; changes in laws or regulations; and changes in general economic conditions. Griffon undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Griffon’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The disposition of Clopay Plastics was reflected as discontinued operations in Griffon’s unaudited condensed consolidated statements of operations for the fiscal quarters ended December 31, 2017 and December 31, 2016, and in the unaudited condensed consolidated balance sheet as of December 31, 2017, each contained in Griffon’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 (the “Form 10-Q”). The results of operations for Clopay Plastics for such period, and the major classes of assets and liabilities of Clopay Plastics as of such date, were included in Note 14 to Griffon’s unaudited consolidated financial statements included in the Form 10-Q.

The disposition of Clopay Plastics was reflected as discontinued operations in Griffon’s historical audited consolidated statements of operations for each of the three fiscal years ended September 30, 2017, September 30, 2016 and September 30, 2015, and in the audited consolidated balance sheets as of September 30, 2017 and September 30, 2016, each contained in Griffon’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 (the “Form 10-K”). The results of operations for Clopay Plastics for such period, and the major classes of assets and liabilities of Clopay Plastics as of such date, were included in Note 6 to Griffon’s audited consolidated financial statements included in the Form 10-K.

(d) Exhibits

Exhibit Number	Description

2.1	Transaction Agreement, dated as of November 15, 2017, by and among Clopay Ames True Temper Holding Corp., Clopay Plastic Products Company, Inc. and Berry Global, Inc. (incorporated by reference to Exhibit 2.1 to Griffon’s Current Report on Form 8-K, filed with the SEC on November 21, 2017).
99.1	Press Release of Griffon Corporation, dated February 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

Date: February 12, 2018	By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President, General Counsel and Secretary